Supplement dated January 10, 2000 to the Prospectus dated May 3, 1999


Advantus Series Fund, Inc.


The section captioned "Investing in the Fund - Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

Effective January 3, 2000 the Portfolio Manager for the Small Company Value Portfolio is Richard W. Worthing, Vice President, Head of Equities of Advantus Capital. Mr. Worthing has served as a Vice President of Advantus Capital and a Second Vice President of Minnesota Life Insurance Company since September of 1997. From February of 1993 to September of 1997 Mr. Worthing served as an independent private investment and venture consultant.

































Investors should retain this supplement for future reference.

F. 54483  01-2000